UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☑    Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☑	Soliciting Material Pursuant to Section 240.14a-12

The Goldman Sachs Group, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

The following contains forms of email and printed invitations to The Goldman Sachs Group, Inc.'s (“Goldman Sachs”) Voting Instruction Program ("GS VIP"), a new, voluntary initiative that will permit retail (i.e., individual) shareholders to opt in and set a standing voting instruction to vote their shares in accordance with the Goldman Sachs Board's recommendations. Subsequent pages capture the details of the enrollment websites as well as information on the GS VIP to be set forth on the Goldman Sachs website.

IMPORTANT INFORMATION ABOUT THE GOLDMAN SACHS VOTING INSTRUCTION PROGRAM

In connection with any shareholder vote, including any annual or special shareholder meetings, Goldman Sachs will file with the U.S. Securities and Exchange Commission (the “SEC”) a definitive proxy statement on Schedule 14A and proxy card (together, “Proxy Materials”) with respect to its solicitation of proxies therefor. The Proxy Materials will contain important information about the matters to be voted on at that specific meeting as well as the participants in any such solicitation.

SHAREHOLDERS OF GOLDMAN SACHS ARE URGED TO READ THESE PROXY MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT GOLDMAN SACHS AND THE MATTERS TO BE VOTED ON AT THAT SPECIFIC MEETING.

Shareholders will be able to obtain free copies of all Proxy Materials and other documents filed with the SEC by Goldman Sachs through the website maintained by the SEC at www.sec.gov. Copies of these documents will also be available for free at the Goldman Sachs website (www.gs.com/shareholders) or by contacting Investor Relations at gs-investor-relations@gs.com.

Form of Beneficial Program Letter

Hextone Hextone P.O. Box 1310 Brentwood, NY 11717 Irena Smith 15 Main Street Anytown, NY 11423-1325 Opt in now Scan the code with your phone to enroll, or visit the link below. https:// qa.tinybfs.com/t/ aJLMhy Goldman Sachs investor message: Set your standing voting instruction Goldman Sachs is offering shareholders like you a new and easy way to make your voice heard. Opt in to our new Voting Instruction Program for retail (i.e., individual) shareholders and set a standing voting instruction to vote your shares in accordance with the Goldman Sachs Board's recommendations. For multiple accounts, you'll get a letter for each. Enroll them each individually to ensure all of your shares are included in the program. Why set a standing voting instruction? Free and easy way to ensure your shares are voted on important matters Vote in accordance with the Board's recommendations (with the option to override for any meeting or proposal) Change or cancel/opt out of your voting instruction for future meetings at no cost No change to your voting rights, voting choices or the information you receive Participation is voluntary To activate this free service, simply scan the QR code provided on this letter with your smartphone camera or go to the website provided. Thank you for being a valued Goldman Sachs shareholder. The Goldman Sachs Group, Inc. I voting.instructions@gs.com The Voting Instruction Program described herein is neither endorsed nor solicited by your broker or its agents. PXXXXX

Form of Beneficial Program Email

Goldman Sachs investor message: Set your standing voting instruction Goldman Sachs is offering shareholders like you a new and easy way to make your voice heard. OQt in to our new Voting Instruction Program for retail (i.e., individual) shareholders and set a standing voting instruction to vote your shares in accordance with the Goldman Sachs Board's recommendations. For multiple accounts, you'll get an email for each. Enroll them each individually to ensure all of your shares are included in the program. Opt In Now Why set a standing voting instruction? Free and easy way to ensure your shares are voted on important matters Vote in accordance with the Board's recommendations (with the option to override for any meeting or proposal) Change or cancel/opt out of your voting instruction for future meetings at no cost No change to your voting rights, voting choices or the information you receive Participation is voluntary Thank you for being a valued Goldman Sachs shareholder. The Goldman Sachs Group, Inc. voting.instructions@gs.com Opt In Now IMPORTANT INFORMATION ABOUT THE GOLDMAN SACHS VOTING INSTRUCTION PROGRAM In connection with any shareholder vote, including any annual or special shareholder meetings, The Goldman Sachs Group, Inc. ("Goldman Sachs") will file with the U.S. Securities and Exchange Commission (the "SEC") a definitive proxy statement on Schedule 14A and proxy card (together, "Proxy Materials") with respect to its solicitation of proxies therefor. The Proxy Materials will contain important information about the matters to be voted on at that specific meeting as well as the participants in any such solicitation. SHAREHOLDERS OF GOLDMAN SACHS ARE URGED TO READ THESE PROXY MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT GOLDMAN SACHS AND THE MATTERS TO BE VOTED ON AT THAT SPECIFIC MEETING. Shareholders will be able to obtain free copies of all Proxy Materials and other documents filed with the SEC by Goldman Sachs through the website maintained by the SEC at www.sec.gov. Copies of these documents will also be available for free at the Goldman Sachs website (www.gs.com/shareholders) or by contacting Investor Relations at gs-investor-relations@_gs.com. The Voting Instruction Program described herein is neither endorsed nor solicited by your broker or its agents.

Form of Registered Program Letter

The Goldman Sachs Group, Inc. 200 West Street New York, NY 10282 Irena Smith 15 Main Street Anytown, NY 11423-1325 Opt in now Scan the code with your phone to enroll, or visit the link below. https:// qa.tinybfs.com/t/ aJLMhy Account Number *******1234 Set your standing voting instruction Goldman Sachs is offering shareholders like you a new and easy way to make your voice heard. Opt in to our new Voting Instruction Program for retail (i.e., individual) shareholders and set a standing voting instruction to vote your shares in accordance with the Goldman Sachs Board's recommendations. For multiple accounts, you'll get a letter for each. Enroll them each individually to ensure all of your shares are included in the program. Why set a standing voting instruction? Free and easy way to ensure your shares are voted on important matters Vote in accordance with the Board's recommendations (with the option to override for any meeting or proposal) Change or cancel/opt out of your voting instruction for future meetings at no cost No change to your voting rights, voting choices or the information you receive Participation is voluntary To activate this free service, simply scan the QR code provided on this letter with your smartphone camera or go to the website provided. Thank you for being a valued Goldman Sachs shareholder. The Goldman Sachs Group, Inc. I voting.instructions@gs.com PXXXXX

Form of Registered Program Email

The Goldman Sachs Group, Inc. <RVP@investordelivery.com> to me Account Number *******1234 Set your standing voting instruction Goldman Sachs is offering shareholders like you a new and easy way to make your voice heard. Opt in to our new Voting Instruction Program for retail (i.e., individual) shareholders and set a standing voting instruction to vote your shares in accordance with the Goldman Sachs Board's recommendations. For multiple accounts, you'll get an email for each. Enroll them each individually to ensure all of your shares are included in the program. Opt In Now Why set a standing voting instruction? Free and easy way to ensure your shares are voted on important matters Vote in accordance with the Board's recommendations (with the option to override for any meeting or proposal) Change or cancel/opt out of your voting instruction for future meetings at no cost No change to your voting rights, voting choices or the information you receive Participation is voluntary Thank you for being a valued Goldman Sachs shareholder. The Goldman Sachs Group, Inc. voting.instructions@_gs.com Opt In Now IMPORTANT INFORMATION ABOUT THE GOLDMAN SACHS VOTING INSTRUCTION PROGRAM In connection with any shareholder vote, including any annual or special shareholder meetings, The Goldman Sachs Group, Inc. ("Goldman Sachs") will file with the U.S. Securities and Exchange Commission (the "SEC") a definitive proxy statement on Schedule 14A and proxy card (together, "Proxy Materials") with respect to its solicitation of proxies therefor. The Proxy Materials will contain important information about the matters to be voted on at that specific meeting as well as the participants in any such solicitation. SHAREHOLDERS OF GOLDMAN SACHS ARE URGED TO READ THESE PROXY MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT GOLDMAN SACHS AND THE MATTERS TO BE VOTED ON AT THAT SPECIFIC MEETING. Shareholders will be able to obtain free copies of all Proxy Materials and other documents filed with the SEC by Goldman Sachs through the website maintained by the SEC at www.sec.gov. Copies of these documents will also be available for free at the Goldman Sachs website www.gs.com/shareholders) or by contacting Investor Relations at gs-investor-relations@gs.com. Job #: N12345 © 2026 Goldman Sachs. All Rights Reserved. Privacy and Cookies

Enrollment Portal

Submit your standing voting instruction Goldman Sachs offers shareholders like you a new and easy way to make your voice heard. Your instruction will remain in place until you change your instruction or cancel/opt out of the program. Select your standing voting instruction Learn more Option 1 - Vote with the Board on all matters Vote my shares in accordance with the recommendations made by the Goldman Sachs Board of Directors on all proposals. Option 2 - Vote with the Board except in special situations Vote my shares on all proposals in accordance with the recommendations made by the Goldman Sachs Board of Directors other than on: (1) any contested director election and (2) any acquisition, merger or divestiture transaction that, under applicable state law or stock exchange rules, requires approval of Goldman Sachs' shareholders. Terms of standing voting instruction By selecting one of the options to provide a standing voting instruction, you are agreeing that, effective as of the date hereof, upon each filing by The Goldman Sachs Group, Inc. (Goldman Sachs} of a definitive proxy statement (proxy statement) with the U.S. Securities and Exchange Commission (SEC) in connection with a shareholders' meeting and/or a shareholder vote, any eligible shares held in the designated account owned by you either by record or beneficially on your behalf will hereafter be voted on your behalf in accordance with the recommendations made by the Goldman Sachs Board of Directors as set forth in the proxy statement for such meeting or vote, pursuant to your selected voting instruction. To this end, Goldman Sachs's vote processing agent will submit a dated proxy on your behalf that provides for your vote to be cast accordingly. Eligible shares will also be voted in accordance with any recommendation made by the Goldman Sachs Board of Directors with respect to any other matter. Submit Learn more What is the Voting Instruction Program? What are my choices for voting instructions pursuant to the Voting Instruction Program? Does the Voting Instruction Program limit or change my voting rights? How do standing voting instructions work? Do I have to sign up for each of my accounts? Why set a standing voting instruction? Will Goldman Sachs communicate with me about my instruction? Who can participate in the Voting Instruction Program? What if I want to change my vote? How can I change or cancel/opt out of my standing voting instruction? Can I change my vote for a particular meeting or matter without impacting my standing voting instruction? Back to Voting Selection IMPORTANT INFORMATION ABOUT THE GOLDMAN SACHS VOTING INSTRUCTION PROGRAM In connection with any shareholder vote, including any annual or special shareholder meetings, The Goldman Sachs Group, Inc. ("Goldman Sachs") will file with the U.S. Securities and Exchange Commission (the "SEC") a definitive proxy statement on Schedule 14A and proxy card (together, "Proxy Materials") with respect to its solicitation of proxies therefor. The Proxy Materials will contain important information about the matters to be voted on at that specific meeting as well as the participants in any such solicitation. SHAREHOLDERS OF GOLDMAN SACHS ARE URGED TO READ THESE PROXY MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT GOLDMAN SACHS AND THE MATTERS TO BE VOTED ON AT THAT SPECIFIC MEETING. Shareholders will be able to obtain free copies of all Proxy Materials and other documents filed with the SEC by Goldman Sachs through the website maintained by the SEC at www.sec.gov. Copies of these documents will also be available for free at the Goldman Sachs website (www.gs.com/shareholders) or by contacting Investor Relations at gs-investor-relations@gs.com. Privacy and Cookies © 2026 Goldman Sachs. All rights reserved.

Terms of standing voting instruction By selecting one of the options to provide a standing voting instruction, you are agreeing that, effective as of the date hereof, upon each filing by The Goldman Sachs Group, Inc. (Goldman Sachs) of a definitive proxy statement (proxy statement) with the U.S. Securities and Exchange Commission (SEC) in connection with a shareholders' meeting and/or a shareholder vote, any eligible shares held in the designated account owned by you either by record or beneficially on your behalf will hereafter be voted on your behalf in accordance with the recommendations made by the Goldman Sachs Board of Directors as set forth in the proxy statement for such meeting or vote, pursuant to your selected voting instruction. To this end, Goldman Sachs's vote processing agent will submit a dated proxy on your behalf that provides for your vote to be cast accordingly. Eligible shares will also be voted in accordance with any recommendation made by the Goldman Sachs Board of Directors with respect to any other matter. Your standing voting instruction will remain effective and in place for every shareholder vote until you change or cancel/opt out of the instruction; your instruction will be communicated to your bank, broker or plan administrator (as applicable). You may override your instruction for any specific meeting or any specific proposal by voting pursuant to the proxy card or voting instruction form that you will receive from Goldman Sachs or your bank, broker or plan administrator (as applicable) in connection with any shareholders' meeting or shareholder vote. You may change or cancel/opt out of your standing voting instruction by returning to this portal. Your change or cancellation/opt-out will become effective beginning for any shareholders' meeting and/or shareholder vote set forth in the next Goldman Sachs proxy statement filed with the SEC after the date of your change or cancellation/opt-out. If you submit your change or cancellation/opt-out after the filing of a proxy statement but before the date of the applicable vote or shareholders' meeting, that change or cancellation/opt-out will not apply to that particular vote or meeting but will apply to subsequent votes and meetings. However, you may still override your standing voting instruction for that meeting or matter by voting directly pursuant to the proxy card or voting instruction form that you will receive from Goldman Sachs or your bank, broker or plan administrator (as applicable). You will receive an annual reminder of your standing voting instruction that will include instructions for how to change or cancel/opt out of your instruction. If you selected the "Vote with the Board on all matters" instruction, you will also receive an additional reminder of your instruction prior to any meeting involving (1) any contested director election and (2) any acquisition, merger or divestiture transaction that, under applicable state law or stock exchange rules, requires approval of Goldman Sachs' shareholders. Providing a standing voting instruction will not change any of your voting rights as a shareholder. You will continue to receive copies of all proxy statements filed by Goldman Sachs and you will continue to receive a proxy card or voting instruction form from Goldman Sachs or your bank, broker or plan administrator (as applicable) in connection with any shareholder vote or any shareholders' meeting.

Learn more section What is the Voting Instruction Program? Goldman Sachs is offering its retail (i.e., individual) shareholders a new and easy way to make their voices heard. Other participants in the proxy process have the ability to put advance voting policies in place or to delegate voting to advisors. This program is intended to offer a similar option to our retail (i.e., individual) shareholders. Selecting a standing voting instruction will not change any voting rights for any shareholder. If you select and submit a standing voting instruction for your account(s), you are agreeing that - going forward - when Goldman Sachs files a definitive proxy statement with the SEC in connection with any shareholders' meeting or shareholder vote - pursuant to your selected instruction - eligible shares in your designated account(s) will be automatically voted on your behalf. Goldman Sachs's vote processing agent will submit a dated proxy on your behalf that provides for your vote to be cast accordingly. You will not need to take any further action to ensure your shareholder voice is heard unless you wish to change your vote for any particular proposal. Enrollment is voluntary; there is no cost for enrolling. What are my choices for voting instructions pursuant to the Voting Instruction Program? Pursuant to the program, retail (i.e., individual) shareholders may put in place a "standing voting instruction" to vote in accordance with the recommendations of the Goldman Sachs Board of Directors. You have a choice of putting an instruction in place for all matters or for matters other than special situations: Option 1 - Vote with the Board on all matters: Vote my shares in accordance with the recommendations made by the Goldman Sachs Board of Directors on all proposals. Option 2 - Vote with the Board except in special situations: Vote my shares in accordance with the recommendations made by the Goldman Sachs Board of Directors other than on: (1) any contested director election and (2) any acquisition, merger or divestiture transaction that, under applicable state law or stock exchange rules, requires approval of Goldman Sachs' shareholders. Does the Voting Instruction Program limit or change my voting rights? No! The Voting Instruction Program does not limit any shareholders' voting choices or voting rights: All shareholders - including participants in the Voting Instruction Program - will continue to receive copies of all definitive proxy statements filed by Goldman Sachs. All shareholders - including participants in the Voting Instruction Program - will continue to receive a proxy card or voting instruction form from Goldman Sachs or their bank, broker or plan administrator (as applicable) in connection with any shareholder votes or any shareholders' meeting.

How do standing voting instructions work? For all shareholder votes or shareholders' meetings following your submission of a standing voting instruction, each time Goldman Sachs files a definitive proxy statement with the SEC, a proxy providing for your vote to be cast in accordance with your standing voting instruction will be immediately submitted. To this end, Goldman Sachs's vote processing agent will submit a dated proxy on your behalf that provides for your vote to be cast accordingly. Unless you wish to change your vote for that particular meeting, no action is needed to ensure your voice is heard: Even with a standing voting instruction in place, you will continue to receive copies of all definitive proxy statements filed by Goldman Sachs. You maintain the ability to vote differently on any particular proposal through the proxy card or voting instruction form that you will continue to receive from Goldman Sachs or your bank, broker or plan administrator (as applicable). Note that your standing voting instruction will remain effective and in place for every shareholder vote or shareholders' meeting until you change or cancel/opt out of the instruction for your account(s). You will receive an annual reminder of your standing voting instruction that will include instructions for how to change or cancel/opt out of your instruction for your account(s). Do I have to sign up for each of my accounts? Standing voting instructions are account based. If you hold your shares of Goldman Sachs stock across multiple accounts, you will receive sign up information for each account. You must separately enroll each of your accounts to include the shares of Goldman Sachs stock held in such account in the Voting Instruction Program. Why set a standing voting instruction? Free and easy way to ensure your shares are voted on important matters Vote in accordance with the Board's recommendations (with the option to override for any meeting or proposal) Change or cancel/opt out of your voting instruction for future meetings at no cost No change to your voting rights, voting choices or the information you receive Participation is voluntary Will Goldman Sachs communicate with me about my instruction? You will receive an annual reminder of your standing voting instruction that will include instructions for how to change or cancel/opt out of your instruction. If you selected the "Vote with the Board on all matters" instruction, you will also receive an additional reminder of your instruction prior to any meeting involving (1) any contested director election and (2) any acquisition, merger or divestiture transaction that, under applicable state law or stock exchange rules, requires approval of Goldman Sachs' shareholders. You will continue to receive copies of all definitive proxy statements filed by Goldman Sachs and you will continue to receive a proxy card or voting instruction form from Goldman Sachs or your bank, broker or plan administrator (as applicable) in connection with any shareholder vote or any shareholders' meeting. Who can participate in the Voting Instruction Program? Retail (i.e., individual) shareholders - whether shareholders of record or beneficial owners of shares held in street name - can participate in the Voting Instruction Program. Other participants in the proxy process already have the ability to put advance voting policies in place or to delegate voting to advisors and thus are not currently eligible for the Voting Instruction Program.

What if I want to change my vote? To change your vote for a particular meeting or matter: vote as normal. You will continue to receive a proxy card or voting instruction form from Goldman Sachs or your bank, broker or plan administrator (as applicable) in connection with any shareholder vote or any shareholders’ meeting. To change your vote only for a particular meeting or matter, you can use these materials to vote as normal and this vote will override your standing voting instruction. Your standing voting instruction will remain in place for future meetings. To change or cancel/opt out of your voting instruction, see details below. How can I change or cancel/opt out of my standing voting instruction? You may change or cancel/opt out of your standing voting instruction any time through this portal. We recommend you bookmark this page and/or save your program invitation to easily access this site. You will also receive an annual reminder communication that will include instructions for how to change or cancel/opt out of your instruction. Your change or cancellation/opt-out will become effective beginning for any shareholders' meeting or shareholder vote set forth in the next Goldman Sachs definitive proxy statement filed with the SEC after the date of your change or cancellation/opt-out. If you submit your change or cancellation/opt-out after the filing of a definitive proxy statement but before the date of the applicable vote or shareholders' meeting, that change or cancellation/opt-out will not apply to that particular vote or meeting but will apply to subsequent votes and meetings. Can I change my vote for a particular meeting or matter without impacting my standing voting instruction? Yes! Vote as normal. You will continue to receive copies of all definitive proxy statements filed by Goldman Sachs and you will continue to receive a proxy card or voting instruction form from Goldman Sachs or your bank, broker or plan administrator (as applicable) in connection with any shareholder vote or any shareholders' meeting. To change your vote only for a particular meeting or matter, you can use these materials to vote as normal and this vote will override your standing voting instruction for that meeting or matter. Your standing voting instruction will remain in place for future meetings. Can I change my vote for a particular meeting or matter without impacting my standing voting instruction? Yes! Vote as normal. You will continue to receive copies of all definitive proxy statements filed by Goldman Sachs and you will continue to receive a proxy card or voting instruction form from Goldman Sachs or your bank, broker or plan administrator (as applicable) in connection with any shareholder vote or any shareholders’ meeting. To change your vote only for a particular meeting or matter, you can use these materials to vote as normal and this vote will override your standing voting instruction for that meeting or matter. Your standing voting instruction will remain in place for future meetings.

GS Website

Voting Instruction Program We are pleased to offer the Goldman Sachs Voting Instruction Program (VIP), a voluntary initiative designed to offer our retail (i.e., individual) shareholders a new and easy way to exercise their voting rights. Program Overview The Goldman Sachs Voting Instruction Program is designed to provide a new and easy way for our retail (i.e.. individual) shareholders to make their voices heard. By enrolling in the Goldman Sachs Voting Instruction Program, you can establish a "standing voting instruction" for your account (s). This means that - going forward - whenever Goldman Sachs files a definitive proxy statement for a shareholders· meeting, your eligible shares will be automatically voted on your behalf according to your pre-selected instruction. Benefits of Setting a Standing Voting Instruction Free and easy way to ensure your shares are voted on important matters Vote in accordance with the Goldman Sachs Board's recommendations (with the option to override for any meeting or proposal) Change or cancel/opt out of your voting instruction for future meetings at no cost No change to your voting rights, voting choices or the information you receive Participation is voluntary How to Enroll Enrolling is simple and easy Step 1 Step 2 Step 3 Look for an email or letter inviting you to opt in to the Goldman Sachs Voting Instruction Program. This email or letter will contain a personalized sign-up link to opt in to the Voting Instruction Program. See a sample email and letter for reference. Carefully review the information on the enrollment portal and, if you want to opt in, you can do so with just a few clicks. Please note, enrollment is on an account-by-account basis; you will receive a separate communication for each of your eligible accounts. Follow the link or QR code to the enrollment portal where you can opt in to the program and set a standing voting instruction.

Frequently Asked Questions What is the Voting instruction Program? What are my choices for voting instructions pursuant to the Voting Instruction Program? Does the Voting Instruction Program limit or change my voting rights? How do standing voting instructions work? Why set a standing voting instruction? Will Goldman Sachs communicate with me about my instruction? Who can participate in the Voting Instruction Program? Do l have to sign up for each of my accounts? How can l change or cancel/opt out of my standing voting instruction? Can I change my vote for a particular meeting or matter without impacting my standing voting instruction? What if I want to change my vote? What if I can't find my enrollment communication? Contact Us If you have additional questions on the Goldman Sachs Voting instruction Program, email us at: voting instructions@gs.com. IMPORANT INFORMATION ABOUT THE GOLDMAN SACHS VOTING INSTRUCTION PROGRAM In connection with any shareholder vote, including any annual or special meeting, the Golman Sachs group, Inc. (“Goldman Sachs”) will file with the U.S. Securities and Exchange Commission (the “SEC”) a definitive proxy statement on Schedule 14A and proxy card (together, “Proxy Materials”) with respect to its solicitation of proxies therefor. The Proxy Materials will contain important information about the matters to be voted on at that specific meeting as well as the participants in any such solicitation SHAREHOLDERS OF GOLDMAN SACHS ARE URGED TO READ THESE PROCY MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THWEWTO) ANFD ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT GOLDMAN SACHA AND THE MATTERS TO BE VOTED ON AT THAT SPECIFIC MEETING. Shareholders will be able to obtain free copies of all Proxy Materials and other documents filed with the SEC by Goldman Sacha through the website maintained by the SEC at www.sec.gov. Copies of these documents will also be available for the free at the Goldman Sachs website(www.gs.com/shareholders) or by contacting Investor Relations at gs-investor-relations@gs.com.

Static Enrollment Site and Form of Generated Email

Goldman Sachs Goldman Sachs Voting Instruction Program (VIP) Goldman Sachs offers shareholders a new and easy way to make your voice heard. Leam more at www.gs.oom/VIP. Please enter the email address(es) associated with your account(s) to receive a personalized link(s) to the Goldman Sachs VIP portal. Through the Goldman Sachs VIP portal. you can enroll or, if already enrolled. manage your enrollment (e.g.. check enrollment status. change your enrollment or cancel/opt out). Voting Instruction Program Enter your email address to check for eligible account. Email Address * Enter your email address I’m not a robot mCAPTCHA Submit 1.mportant Note: You may receive more than one link if you have more than one account associated with your email address: if you have different email addresses associated with<different accounts, enter each of those addresses to receive additional account-specialists, If you do not have an email address associated with your account (s) (or your broker did not provide it to us),please look out for a letter in the mail with information on how to enroll in the Goldman Sachs VIP. IMPORTANT INFORMATION ABOUT THE GOLDMAN SACHS VOTING INSTRUCTION PROGRAM In connection with any shareholder vote. including any annual or special shareholder meetings. The Goldman Sachs Group, Inc.('Goldman Sachs') will file with the U.S. Securities and Exchange commission(f)e*SEC1 a definitive proxy statement Schedule 14A and proxy card (together, “Proxy Materials” with respect to its solicitation of proxies, therefore. The Proxy Materials” will contains important information about the matters to be voted onat that specific meeting as well as the participants in any such solicitation. SHAREHOLDERSOFGOLOMAN SACHS ARE URGEDTOREADTHESE PROXY MATERIALS (INCLUDING ANYAMEHWENTSOR SUPPLEMENTS THERETO) ANO AHY OTHER RELEVANTDOCUMENTSWHEN THEY BECOME Available BECAUSE THEYWIU Contains IMPORTANT INFORMATIONABOUT GOLOMAH SACHSANOTHE MATTERSTO BEVOTEOONATTHAT SPECIFICMEETING. Shareholders will be able to obtain free copies al Proxy Materials and other documents filed with the SEC by Goldman Sachs at www.sec.gov. Copies of these documents will also be available for free at the Goldman Sachs website (www.gs.com/shareholders) or by contacting investor Relations at gs-investor-relations@gs.com Goldman Sachs Privacy and cookies 2026 Goldman Sachs. All rights reserved

Goldman Sachs GOLDMAN SACHS VOTING INSTRUCTION PROGRAM Make your voice heard Your Account Number: XXXX2028 Dear Shareholder, This is the email you requested for the Goldman Sachs Voting Instruction Program (VIP) Please use your personalized link to access the Goldman Sachs VIP portal. Through the Goldman Sachs VIP portal, you can enroll or, if already enrolled, manage your enrollment (e.g.. check enrollment status, change your enrollment or cancel/ opt out). To learn more about the program, visit the Goldman Sachs website at www.gs.comNIP. Access Your Personalized link Why set a standing voting instruction? Free and easy way lo ensure your shares are voted on important matters. Vole in accordance with the Board's recommendations (with the option to override for any meeting or proposal) Change or cancel/opt out of your voting instruction for any meeting or at any lime No change to your voting rights, voting choices or the information you receive Participation is voluntary *Important No� You may receive more than one link if you have more than one account associated 1Mlh your email address. If you have different email addresses associated with different accounts, enter each of those addresses ill https://investor.broadridge.corn/svi/gs to receive additional account-specific links. If you do not have an email address associated with your account, bill would nee lo provide ii to us, please look out for a letter in the mail with next steps on setting up your Goldman Sachs VIP. To learn more about the program, visit the Goldman Sachs website at www.gs.comNIP. Thank you for being a valued Goldman Sachs shareholder. The Goldman Sachs Group, Inc. voting.instructions@gs.com IMPORTAHJ INFORMATION ABOUT THEGOLDMAN SACHS VOTING INSTRUCTION PROGRAM In connection with any shareholder vote, including any annual or special shareholder meetings, The Goldman Sachs Group, Inc. (''Goldman Sachs”) will file with the U.S. Securities and Exchange Commission (the "SEC”) a definitive proxy statement on Schedule 14A and proxy card (together, "Proxy Materials") with respect to its solicitation of proxies therefor. The Proxy Materials will contain important information about the matters to be voted on at that specific meeting as well as the participants in any such solicitation. SHAREHOLDERS OF GOLDMA.N SACHS ARE URGED TO READ THESE PROXY MATERIALS (INCLUDJNG ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTSWHEN THEY BECOME Available BECAUSE They WILL CONTAIN IMPORTANT INFORMATION ABOUT GOLDMA.N SACHS AND THE MATTERS TO IBE VOTED ON AT THAT SPECIFIC MEETING. Shareholders will be able to obtain free copies of all Proxy Materials and other documents filed with the SEC by Goldman Sachs through the website maintained by the SEC at www.sec.gov. Copies of these documents will also be available for free at the Goldman Sachs website rwww.gs.com/shareholdersl or by contacting Investor Relations at gs-investor-retations@gs.com.. This Emal and the personalized link are intended for the person(s) associated with the account number referenced above. Please do no! forward this message. Privacy and Cookies I© 2026 Goldman Sachs. All rights reserved.